UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2012 (December 21, 2012)

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On December 21, 2012, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P., the Company’s operating partnership (“SL Green OP”), and Reckson Operating Partnership, L.P. filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-163914) filed with the SEC on December 22, 2009 (the “Prior Registration Statement”), as amended by a Post-Effective Amendment No. 1 filed on June 17, 2011, which was scheduled to expire on December 22, 2012 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended.  The Prior Registration Statement terminated upon the effectiveness on December 21, 2012 of the New Registration Statement.

In connection with the filing of the New Registration Statement, the Company also filed the following prospectus supplements:

(i)

A prospectus supplement covering the resale of up to 5,082,829 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which may be issuable to the selling stockholders identified therein either (i) upon redemption of Class A Units of limited partnership of SL Green OP, that were issued to certain of the selling stockholders as partial consideration in connection with real estate transactions, or (ii) in exchange for the 3.00% Exchangeable Senior Notes due 2017 (the “Notes”), issued by SL Green OP in a private placement on October 12, 2010, that are held by certain of the selling stockholders (the “Resale Prospectus Supplement”). The Resale Prospectus Supplement also covers the resale of an additional 1,196,874 shares of Common Stock that may be issuable in the future in the event of an adjustment in the exchange rate related to the Notes. The Resale Prospectus Supplement continues several offerings of Common Stock previously covered by the Prior Registration Statement.

(ii)

A prospectus supplement covering the sale of shares of the Company’s Common Stock having aggregate sales proceeds of up to $45,356,605, from time to time, through the Company’s “at the market” equity offering program (“ATM Program”) under which Citigroup Global Markets Inc. and J.P. Morgan Securities LLC are acting as sales agents (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement was filed solely to continue the sale of shares of Company’s Common Stock pursuant to the ATM Program which were previously covered by the Prior Registration Statement.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the Resale Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2 and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

5.1          Opinion of Ballard Spahr LLP (Resale Prospectus Supplement)

5.2          Opinion of Ballard Spahr LLP (ATM Prospectus Supplement)

23.1        Consent of Ballard Spahr LLP related to Resale Prospectus Supplement (included in Exhibit 5.1)

23.2        Consent of Ballard Spahr LLP related to ATM Prospectus Supplement (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

Date: December 21, 2012